UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 8, 2010

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

(Exact Name of Registrant as Specified in its Charter)

Ireland	001-31560	98-0648577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Arthur Cox Building Earlsfort Terrace Dublin 2 Ireland	NA
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (353) (1) 618-0517

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On March 8, 2011, Seagate Technology plc (the “Company”) announced a realignment of certain organizations, in particular a consolidation of its Research and Development function, and Operations and Manufacturing function, respectively, in order to position the Company to perform more competitively in the current and expected business environment for storage products and services.

As part of the realignment, Robert W. Whitmore, 49, was appointed Chief Technology Officer and Executive Vice President, Research and Development.  Mr. Whitmore will be responsible for all research and development functions, including head, media, hard disk drive, and solid-state drive development.  Before this appointment Mr. Whitmore was Executive Vice President and Chief Technology Officer, a position he held since 2007.  Prior to that, he was Executive Vice President, Product and Process Development from 2006 to 2007 and Senior Vice President, Product and Process Development, from 2004 to 2006.  Prior to 2004, Mr. Whitmore held other progressively senior management positions in the Engineering and Operations organizations of the Company.

In addition, William David Mosley, 44, was appointed Executive Vice President, Operations.  He will be responsible for the Company’s global heads, drive, and media manufacturing operations.  Before this appointment, Mr. Mosley served as Executive Vice President, Sales and Marketing since September 2009.  He previously held positions as Executive Vice President, Sales, Marketing and Product Line Management from February 2009 to September 2009, Senior Vice President, Global Disk Storage Operations from 2007 to 2009 and Vice President, Research and Development, Engineering from 2002 to 2007.  Prior to 2002, Mr. Mosley held other progressively senior management positions in the Research and Development and Operations and Manufacturing organizations of the Company.

Also as part of the realignment, David Kurt Richarz, 50, was appointed interim Executive Vice President, Sales, Sales Operations, Product Line Management, Marketing and Retail.  Mr. Richarz has served as Executive Vice President, Sales since 2009.  Prior to that, he was Executive Vice President, Sales and Customer Service Operations from 2008 to 2009; Senior Vice President of Global OEM Sales from 2007 to 2008, and Vice President of Global OEM Sales from 2006 to 2007.  Mr. Richarz joined the Company in 2006 when the Company acquired Maxtor Corporation, where Mr. Richarz had been Vice President, Global OEM Account Sales and Senior Vice President of Worldwide Sales since 2002.

No changes in compensation occurred in connection with these appointments.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

	By:	/s/ Kenneth M. Massaroni
	Name:	Kenneth M. Massaroni
	Title:	Senior Vice President and General Counsel

Date: March 9, 2011

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